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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 21, 1998 included in The Vantive Corporation's Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this registration statement.


                                        /s/ Arthur Andersen LLP
                                        ----------------------------------------
                                        ARTHUR ANDERSEN LLP



San Jose, California
January 6, 1999